UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2011

HIGHLAND BUSINESS SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34642	20-1607874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15202 N. 8th Drive, Phoenix, Arizona	85023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 375-0888

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2011, the Registrant entered into an Addendum No. 1 (“Addendum”) to the Acquisition Agreement and Plan of Merger dated February 2, 2011 (“Merger Agreement”) by and among HGLB Sub Co (“SUB CO”), a Nevada corporation and wholly owned subsidiary of the Registrant, and Elevate Marketing Group, LLC (“Elevate”), a Utah limited liability company.  Pursuant to the Addendum the effective date was extended from February 14, 2011 to February 22, 2011 to complete the conditions set forth in the Merger Agreement.

A copy of the Addendum is filed as Exhibit 2.2 to this Current Report and is incorporated in its entirety herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.2	Addendum N. 1 to Acquisition Agreement and Plan of Merger (by and among Highland Business Services, Inc., HGLB Sub Co, and Elevate Marketing Group, LLC) dated February 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND BUSINESS SERVICES, INC.

By:/s/ Rodger Spainhower
Rodger Spainhower, Chief Executive Officer

Date:  February 11, 2011